**UNITED STATES OF AMERICA**
**Before the**
**SECURITIES AND EXCHANGE COMMISSION**

**ADMINISTRATIVE PROCEEDING**
**File No. 3-19344**

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|---|---|
| **In the Matter of**<br><br>**IMC Holdings, Inc.,**<br>**Microphase Corporation, and**<br>**Wintahenderson International, Inc.,**<br><br>**Respondents.** | **OFFER OF SETTLEMENT**<br>**OF MICROPHASE CORPORATION** |

**I.**

Microphase Corporation ("Microphase" or "Respondent"), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission ("Commission") [17 C.F.R. § 201.240(a)] submits this Offer of Settlement ("Offer") in the above-captioned proceedings instituted against it by the Commission on August 14, 2019, pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act").

**II.**

This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in Section V. with respect to Rule 240(c)(5) of the Commission's Rules of Practice [17 C.F.R. § 201.240(c)(5)].

**III.**

On the basis of the foregoing, the Respondent hereby:

A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 as to Microphase Corporation ("Order");

B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party prior to a hearing pursuant to the Commission's Rules of Practice, 17 C.F.R. § 201.100 *et seq.*, and without

admitting or denying the findings contained in the Order, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of an Order by the Commission containing the following findings and order set forth below[1]:

1. Microphase (CIK No. 1574969) is a Delaware corporation located in Shelton, Connecticut with a class of securities registered with the Commission under Exchange Act Section 12(g). As of July 22, 2019, the common stock of Microphase was not publicly quoted or traded.

2. Microphase has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder because it has not filed any periodic reports with the Commission since the period ended March 31, 2017.

**IV.**

Section 12(j) of the Exchange Act provides as follows:

> The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

On the basis of the foregoing, Respondent hereby consents to the entry of an Order by the Commission that:

Pursuant to Section 12(j) of the Exchange Act, registration of each class of Respondent's securities registered pursuant to Exchange Act Section 12 be, and hereby is, revoked. The revocation is effective as of [month] [day], [year].[2]

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[1]The findings herein are made pursuant to Respondent's Offer of Settlement and are not binding on any other person or entity in this or any other proceeding.

[2]This Order applies to all classes of Respondent's securities registered pursuant to Section 12 of the Exchange Act, whether or not such securities are specifically identified by ticker symbol or otherwise in this Order.

V.

By submitting this Offer, Respondent hereby waives, subject to the acceptance of the Offer, the rights specified in Rules 240(c)(4) [17 C.F.R. §201.240(c)(4) ] of the Commission's Rules of Practice. Specifically, Respondent waives:

(1) All hearings pursuant to the statutory provisions under which the proceeding is to be or has been instituted;
(1) The filing of proposed findings of fact and conclusions of law;
(2) Proceedings before, and an initial decision by, a hearing officer;
(3) All post-hearing procedures; and
(4) Judicial Review by any court.

In addition, by submitting this offer, Respondent waives the rights specified in Rule 240(c)(5) [17 C.F.R. § 201.240(c)(5)] of the Commission's Rules of Practice. Specifically, Respondent waives:

(1) Any and all provisions of the Commission's Rules of Practice or other requirements of law that may be construed to prevent or disqualify any member of the Commission's staff from participating in the preparation of, or advising the Commission as to, any order, opinion, finding of fact, or conclusion of law that may be entered pursuant to this Offer; and
(2) Any right to claim bias or prejudgment by the Commission based on the consideration of or discussions concerning settlement of all or any part of this proceeding.

Respondent also hereby waives service of the Order.

VI.

Respondent understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings," and "a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations." As part of Respondent's agreement to comply with the terms of Section 202.5(e), Respondent: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any finding in the Order or creating the impression that the Order is without factual basis; and (ii) will not make or permit to be made any public statement to the effect that Respondent does not admit the findings of the Order, or that the Offer contains no admission of the findings, without also stating that the Respondent does not deny the findings; and (iii) upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent's: (i) testimonial obligations; or (ii) right to take

legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

## VII.

Consistent with the provisions of 17 C.F.R. § 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

## VIII.

Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney's fees or other fees, expenses or costs expended by Respondent to defend against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

## IX.

Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.

Microphase Corporation

By: ______________________
Amos Kohn
Chief Executive Officer

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Executed on October 24, 2019.

______________________
Amos Kohn